DATED SEPTEMBER 8, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST

The third paragraph in the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted in its entirety and replaced with the following for the JNL/AIM Small Cap Growth Fund:

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the adviser and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

o Juan R. Hartsfield, Portfolio Manager, who has been responsible for the Fund since 2004 and has been associated with the adviser and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.


The following should be added to the end of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" for the JNL/AIM Large Cap Growth Fund and the JNL/AIM Small Cap Growth Fund:

As discussed above and as summarized below, INVESCO Funds Group, Inc. ("IFG"), the former investment adviser to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds, and A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, is the subject of a number of regulatory inquiries concerning market timing activity in the AIM Funds.

On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Finally, AIM and certain of its current and former officers have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the NYAG and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. Additionally, AMVESCAP announced that AIM had reached agreements in principle with the NYAG and the staff of the SEC to resolve investigations related to market timing activity in the AIM Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. AIM will pay a total of $50 million, of which $30 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG and AIM will be available to compensate shareholders of the AIM and INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit AIM and IFG and the AIM and INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the AIM and INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the AIM and INVESCO Funds or by Fund shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment adviser or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment adviser or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. Mr. Cunningham's status remains unresolved at this date.

As a result of the matters discussed above, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.





This Supplement is dated September 8, 2004.



(To be used with  VC3656  Rev.  05/04,  VC3657 Rev.  05/04,  VC3723  Rev.  5/04,
NV3174CE Rev. 05/04,  VC5825 Rev. 5/04,  NV3784 Rev.  05/04,  VC4224 Rev. 05/04,
NV4224 Rev.  05/04,  VC5526 Rev.  05/04,  NV5825 Rev. 5/04,  NV5526 Rev.  05/04,
FVC4224FT 5/04, HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                   V5871 9/04